

砋明 CHUMING

PRECIOUS SHEEN INVESTMENTS Ltd., OTCBB : ENHD "CHUMING"

A Chinese Market - Leader in "Green" Meats

FEBRUARY 2008

ROTH Financing Innovation

Notice Regarding Forward-Looking Statements

This presentation contains projections and statements relating to CHUMING that constitute "forward-looking statements." These forward-looking statements may be identified by the use of predictive, future-tense or forward-looking terminology, such as "intends," "believes," "anticipates," "expects," "estimates," "may," "will," or similar terms. Such statements speak only as of the date of such statement, and CHUMING undertakes no ongoing obligation to update such statements. These statements appear in a number of places in this presentation and include statements regarding the intent, belief or current expectations of CHUMING, and its management with respect to, among other things: (1) trends affecting our financial condition, results of operations or future prospects, (2) our business and growth strategies, and (3) our financing plans and forecasts. Recipients of this presentation are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that, should conditions change or should any one or more of the risks or uncertainties materialize or should any of the underlying assumptions of CHUMING prove incorrect, actual results may differ materially from those projected in the forward-looking statements as a result of various factors, some of which are unknown. All forward-looking statements attributable to us or persons acting on behalf of us, are expressly qualified in their entirety by the foregoing cautionary statements and the "risk factors" described herein and in definitive Private Placement agreements and/or documents.

Company Overview


INNER MONGOLIA
AUTONOMOUS REGION
JILIN
LIAONING
YELLOW SEA



Chuming's Dalian Corporate Offices

- Chuming is the largest pork processor in Dalian – 2 million population.
- Chuming is the second largest producer and supplier in Liaoning Province - 42 million population - and in Northeast China's region of108 million habitants.
- The Company processed approximately 800,000 hogs and 13,000 tons of processed meat in 2007. Chuming's current slaughter capacity is1.5 million hogs and the Company is expanding processing capacity to 30,000 tons of processed meat per year.
- Taxes for the Company are 0% as a processor of fresh and frozen pork and 25% tax rate on processed pork.
- Chuming employs 595 employees in its 3 divisions.

Corporate Structure


Dalian Chuming Precious Sheen Investments, Ltd. "CHUMING"
SLAUGHTER OPERATIONS
Dalian Chuming Slaughter and Packaging Pork Company Ltd. – Wangfangdian, Dalian
PROCESSING OPERATIONS
Dalian Chuming Processed Foods Company Ltd. - Dalian
SALES AND MARKETING
Dalian Chuming Sales Company, Ltd. - Dalian

- Precious Sheen Co. Ltd. "Chuming" was established in the PRC in 2007 prior to APO with Energroup Holdings Corp.
- Chuming operates three subsidiaries (incorporated in 2004) one for each revenue generating activity.

Select Financials

Fiscal Year	December 31st
Last-Traded Price 8/07 (ENHD) PIPE Price	$7.50 $4.40
Fully-Diluted Shares Outstanding	21.1million
Market Capitalization (APO Price)	$93 million
Management Ownership	69%
Net Cash (Post PIPE)	$10.4 million E
Revenue 2007 – Guidance	$128.0 million
Net Income 2007 – Guidance	$12.1 million
2008 Make Good Net Income	$15.9 million
2009 Make-Good Net Income	$20.9 million
2009 Make Good EPS	$0.99

Chuming's Guidance and Make-Good* Targets


Revenue: $ 128.0 MM
Net Income: $12.1 MM
Net Income: $15.9 MM
Net Income: $20.9 MM
2007 Guidance
2008 Make-Good
2009 Make-Good

Chairman Shi has deposited in escrow his own shares totalling1,931,818 against 2008 net income and an additional 1,931,818 shares pledged against 2009 net income and EPS.

CHINA is the World's Largest Pork Market


Pork Production, Selected Countries, 2003-2
Share of Worldwid Production
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2003
2004
2005
2006
2007
Year
Others
Korea
Mexico,
Japan
Philippines
Canada
Vietnam
Russian Federatio
Brazil
United States
EU-25
China

Yearly Consumption Per Capita

Pork	39.4kg	86.7lbs
Beef	5.6kg	20.3lbs
Broiler Meat	7.9kg	17.4lbs


15%
11%
74%
Pork
Beef
Broiler Meat

- China is the world's largest **producer and consumer** of pork. In 2006, China processed 680.5 MM hogs.
- NBSC statistics show YoY general retail sales increased 17% in 2007. Of this increase, retail meat products sales increased 40%.

China Market Trends

- Increasing emphasis placed by Chinese consumers on the quality and hygiene of meat. The market is in transition from traditional "Wet" (open air) to "Dry" (retail) markets.
- The government is imposing strict regulations on slaughter houses which may result in smaller players exiting the market.
- China's new affluent middle class pays a premium for well-known, safe, natural products. Food safety and quality approvals are key positioning trends.
- Hog shortages and increased pricing on corn feed have nearly doubled the price of hogs.
- Chairman Shi believes pork pricing has stabilized in 2008.

Chuming's Premium Natural Products

- **Fresh pork** products for transport and consumption within 7 days.
- **Frozen pork** for transport and consumption within 180 days.
- **Processed Meat Products** which include 3 product lines of 100+ types of hams and sausages. Chuming also prepares an additional 200 promotional and seasonal products.
- **Seafood products** prepared as sausages.
- **Pig by-products** for local preferred delicacies.







Product Line Breakdown by Category / Sales / GP



	2006			2007		
Item	Tons	Revenues (MM)	GP	Tons	Revenues (MM)	GP
Fresh Pork	43,831	$50.6	14.95%	42,517	$79.7	10.98%
Pig By-Products	14,904	$9.2	15.14%	14,453	$15.0	11.36%
Frozen Pork	3,112	$3.3	25.37%	8,737	$15.6	19.79%
Processed Meats	3,738	$4.8	34.60%	7,974	$11.1	29.70%
Processed Sea foods	1,889	$1.7	31.20%	4,052	$3.9	33.50%
Processed By-Products	452	$.741	34.60%	1,219	$2.7	29.70%

Average GP – 15.73%

Revenue Composition by Sales Channel

	2006			2007		
Channel	Revenue (USD$MM)	Percentage of Revenue	Gross Profit %	Revenue (USD$MM)	Percentage of Revenue	Gross Profit %
Wholesale	$44.9	64%	17%	$58.4	46%	12%
Hypermarkets & Supermarkets	**$16.8**	**24%**	**19.7%**	**$42.5**	**33%**	**20.2%**
Franchising stores	**$5.8**	**8%**	**20%**	**$23.6**	**18%**	**18.2%**
Restaurants and non-commercial businesses	$2.8	4%	18%	$6.5	5%	18%
Totals	**$70.3**	**100%**		**$128.0**	**100%**	

We are investing in our fastest growing and most profitable channels.

Chuming's Branded Sales Channel

WAL★MART Carrefour METRO

新玛特 NEW MART 乐购 Hymall

- Over 3,600 points of sale.
  - 3,000 customers and convenience stores.
  - 500 Chuming-Branded franchise stores.
  - Product placements at 100+ hyper and supermarkets
- Refrigerated distribution and transportation complete the cold chain to each point of sale.






CHUMING

Chuming's Strengths

- Company location on Liaodong Peninsula provides stable breeding grounds and local tax benefits.
- Constant, high quality local pig supply at market prices from former parent, Chuming Group Co.
- Utilizes 5-line imported Stork™ system capable of processing 120 million kg of fresh meat per year.
- Expanding to three (3) deli and seafood processing lines with a yearly capacity of 30,000 tons.
- Fully-integrated "cold food" chain to supply high margin, high value, fresh and LTMP meats.
- Dedicated sales and distribution network within 500km delivery radius.




INNER MONGOLIA
AUTONOMOUS REGION
JILIN
LIAONING
HEBEI
NORTH KOREA
BO HAI
YELLOW SEA



曙明 CHUMING

Revenue Growth : 2005 thru 2007

	9 months ended September 30, 2007	9 months ended September 30, 2006	Fiscal year ended December 31, 2006A	Fiscal year ended December 31, 2005A
Revenue	$89,718,841	$50,205,347	$70,396,439	$54,119,895
Cost of Revenue	$74,966,451	$40,720,510	$57,794,853	$45,284,186
Gross Profit	$14,752,390	$9,484,837	$12,601,586	$8,835,709
Operating Expenses	$4,544,534	$2,004,557	$2,891,671	$1,647,405
Operating Income	$10,207,856	$7,480,280	$9,909,915	$7,188,304
Other Income and Expense	($1,159,765)	($1,144,515)	($1,583,155)	($1,008,248)
Income Before Taxes & Minority Interest	$9,048,091	$6,333,765	$8,126,760	$6,180,056
Income Taxes – Tax Benefit	($749,504)	$1,201	$1,609	($191,284)
After Tax Net Income	**$8,298,587**	**$6,336,966**	**$8,128,369**	**$5,998,772**

Competitive Advantages

- Dominant player in Dalian and Northeast China, an industrial, commercial and agricultural supply center.
- Strong Supply Chain and Tight Cost Controls.
  - **Stable supply of quality hogs fed with cereals and soy meal.**
  - Cold-chain vertical integration model – slaughter to delivery.
- Premium recognition, certified as one of 'China's Top Brands'.
- Quality natural products ISO 9001, HACCP.
- The first meat processing company to receive the coveted, Green Food Certification on meeting strict environmental, food safety and quality standards in production.
- Experienced management team lead by Mr. Shi (CEO and President of Dalian Food Association) aligns priorities with shareholders.
- In-depth knowledge of the Chinese meat market.

Growth Strategies

- Grow market share in traditional fresh meat markets throughout Northeast China – 108 million habitants.
- Increase production, continue efficiency improvements and expand distribution capability.
- Increase Chuming franchise stores from 500 to 1,200 locations.
- Research, develop and produce new products to diversify portfolio.
- Broaden product placement in the retail (Dry Market) channel.

Chuming's Dalian Competitors


Packaged Meat and Deli
Others 5%
Chengxin 20%
Chuming 20%
Chuhe 17%
Yurun 8%
Jin Baiwei 15%
Shineway 15%


Fresh Meat
Bangchui Island 18%
Nine Stars 12%
Chuming 50%
Taifu 8%
Tianxin 6%
Yurun 6%

- Current 8.4% and 2.6% market share in Liaoning Province (with a population of 42 million) provides significant room for growth.
- Liaoning province dominated by many small independent producers, fragmented market, in which Chuming can expand.

Chuming's Experienced Management Team

Mr. Huashan Shi - President and CEO, 49
A graduate of Beijing Renwen University in Corporate Law, CHUMING Founder Mr. Shi has nearly 20 years of experience in the food industry. He established Dalian Chuming Industry Development Company in 1992, which started the Chuming Group. From 1992 to present he has served as President and CEO of CHUMING and the Chuming Group companies. He is one of the "Ten Most Influential Entrepreneurs in the China Meat Industry" as selected by China Meats Association in 2004. He is the current President of the Dalian Food Association.

Ms. Shu Wang - Chief Financial Officer, 33
A graduate of Liaoning University, majoring in accounting, Ms. Wang has more than 11 years of experience in finance. From 1996 to 2001, she worked at Dalian Huaqiao House Development Company as chief accountant. In 2001, she joined Dalian Chuming Group in her present role as CFO.

Mr. Fuyuan Chen - COO, 43
A graduate of Dalian University of Technology, majoring in Mechanical Engineering, Mr. Chen has more than 22 years of experience in food industry. From 1986 to 1998, he worked at Dalian Food Company as a vice manager. In 1998, he joined Dalian Chuming and presently serves as vice general manager and general engineer.

Mr. Jinglu Yan- Marketing Director, 42
A graduate of the Chinese Academy of Social Sciences in Beijing, with a master degree in Economics, Mr. Yan has more than 12 years of experience in the food industry. From 1987 to 1992, he worked at Heilongjiang Agriculture Development Economy College as a lecturer. From 1992 to 1995, he worked at Heilongjiang Commercial Bureau of the Farm Bureau General as a vice director. From 1995 to 2002, he worked at Dalian Longguang Foodstuff Co., Ltd. as a department director. From 2002 to the present he has worked at Dalian Chuming Group Co., Ltd. as Marketing Director.

Mr. John Bai – International Trade Division Director, 42
A graduate from The University of Tulsa with Master of Science in Finance, and from Northwestern Polytechnic University in China with Bachelor of Science in Aeronautical Engineering, Mr. Bai brings international financial experience and extensive international trade expertise to Chuming. From 1989 to 2000, he worked as Chief Project Manager in the Ministry of Aerospace of China. From 2003 to 2006, he worked as Manager of a private partnership fund in US. From 2007 to 2008 he worked as Investment Advisor in Global Maxfin Capital, Inc. based in Toronto.

Chuming Use of Proceeds
$17 million Private Placement on 1-7-08

Item	Amount (USD$ million)
Plant and Equipment	$3.66
Working Capital	$6.00
Sales and Marketing	$5.34
RTO-Related Expenses	$2.00
Total	$17.00

Chuming's Competitor COMPS

Company	Symbol	Price (local)	Market Cap (local)	P/E ttm	Net Profit Margin
Chuming	**OTCBB: ENHD.OB**	**$4.40***	**TBD**	**7.8x**	**9.5%**
Zhongpin	NASDAQ: HOGS	USD$13.82	US$403.0 MM	14.4x	8.6%
Smithfield	NYSE: SFD	USD$25.98	USD$3.49 B	19.84x	1.29%
China Yurun	1068.HK	HK$10.12	HK $16.8 B	24..4x	10.3%
Henan Shuanghui	000895 CH	RMB$50.75	RMB $30.8B	56.6x	3.3%
Average				24.6 x	6.5%

* Initial raise pricing.

Chuming's Guidance and Make-Good Targets


Revenue: $ 128 MM
Net Income: $12.1 MM
Net Income: $15.9 MM
Net Income: $20.9 MM
EPS: $0.99
2007 Guidance
2008 Make-Goods
2009 Make-Goods

✓Chuming is a vertically integrated company.
✓The Company is diversifying its portfolio of fresh and processed products.
✓Chuming is in a product sector that is directly related to the spending habits of China's new middle class.

Questions?

Company Contact

John Bai
Director of International Markets, Chuming
No. 3-1, Honggang Lu, Ganjingzi District,
Dalian, Liaoning Province
CHINA
+ (86) 411 86716696 ext. 8074
johnwhit2000@yahoo.com

www.chuminggroup.com

Investor Relations Contact(s)

John Mattio & Feng Peng
Hayden Communications International
56 June Road
North Salem, NY 10560
US +1 (914) 669-0222
john.mattio@hcinternational.net
feng.peng@hcinternational.net

www.hcinternational.net